United States
                         Securities and Exchange Commission
                             Washington, D.C.  20549

                               FORM   N-CSR

Certified Shareholder Report of Registered Management investment companies

                   Investment Company Act file number 811-6680

                                BHIRUD FUNDS INC.
               (Exact Name of Registrant as Specified in Charter)

                           c/o Bhirud Associates, Inc.
                1266 E. Main Street, Stamford, Connecticut 06902
             (Address of Principal Executive Offices)     (Zip code)
      Registrant's Telephone Number, including Area Code: (203) 977 - 1521

                                  SURESH BHIRUD
                             Bhirud Associates, Inc.
                1266 E. Main Street, Stamford, Connecticut 06902
                     (Name and Address of Agent for Service)




Registrant's telephone number, including area code: (203) 977-1521

Date of fiscal year end: July 31

Date of reporting period: July 31, 2004


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of
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comments concerning the accuracy of the information
collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. 3507.



Item 1.  Reports to Stockholders.

                    The Apex Mid Cap Growth Fund
                        C/o Bhirud Funds Inc.
               Soundview Plaza, 1266 East Main Street
                         Stamford, CT 06902
              Telephone  (877) 593-8637, www.apexfund.net
                ANNUAL REPORT dated  July 31st , 2004

September 24, 2004

Enclosed is Annual report for the Apex Mid Cap Growth Fund for the fiscal year ending July 31, 2004, and managements discussion of portfolio performance and the stock market outlook for the near future.

We are pleased to present this report and are proud that according to Lipper Inc., Apex was the number one performing mutual fund in the calendar year 2003. While Apex was up 165% in 2003, the year 2004 brought a different scenario. The fund suffered in the first seven months of this year, ending July 31, 2004, with a decline of 20%, compared to a 0.2% total return for the S&P 500 index. Over the same period the Russell mid cap index and Nasdaq composite are down 1% and 6% respectively. (Price change only).

There are several reasons for the underperformance of our fund this year. The most important element was that large capitalization stocks performed better especially certain sectors, where we did not have exposure, namely, energy, basic cyclicals and industrials. Our performance also suffered as some of our large holdings were topped out and we were forced to take profits. Finally, some of our holdings also came under pressure due to market related, and in some cases company specific, issues.

We booked profits in many of our longer-term holdings when our technical model began to give warning signals. Among our long-term holdings we sold both Netflix Inc. (NFLX), and Red Hat, Inc. (RHAT), booking a hefty profit. We also took partial profits in several names, notably Advance Micro Devices. (AMD), Adobe Systems (ADBE), Overstock.com (OSTK), Taser Internatiional. (TASR), and Xbernaut
(XYBR). At the same time we recorded significant losses in certain stocks purchased several years ago, most notably Immune Response. (IMNR), Superconductor Tech. (SCON), and Paradyne Network (PDYN).

Among our larger holdings we held on to Tivo Inc. (TIVO), although the stock has been disappointing. We believe, however, that this will still prove to be a great investment. Tivo personal DVRs are unique for their ease in automatically pre- recording television programs of the viewers choice. Tivo also has the technology and software to connect home television sets directly to broadband internet. This will allow consumers to download movies and video programs of their choice directly to television sets.

Broadly speaking, the primary sectors in which we are currently invested in are; broadcasting, radio broadcasting, drug industry, securities brokerage, telecom equipment, telecom services, computer software, advertising, internet service and information portal industries. We note here that we do not invest on the basis of sectors; rather we use a highly focused company specific approach and diversification across a spectrum of growth industries that we believe best contribute to long-term superior performance. Our primary focus is to identify companies with revenues, earnings, and market share growing at above normal rates due to the superiority of their respective business models.

Our fund continues to be distributed over a variety of industries, which protects shareholders against stock-specific risk. As of July 31 2004 we are invested in seventy-six listings.

Although the stock market performed poorly in the first seven months of the year, we believe prospects for the next few years are still exciting. The fundamental factors that have always driven the stock market are expectations of economic growth, inflation and corporate earnings and not extraneous factors such as war or a presidential election.

In our view during the first half of this year the economy has been in the process of adjusting from a 6.0% annual REAL GDP growth in the second half of 2003 to a more sustainable 3% to 4% growth rate for 2004. Indeed, so far the evidence bears this out with real GDP growth of 4.5% and 2.8% respectively in the first and second quarters of this year.

In the first half of this year financial markets were worried about the reemergence of inflation due to rising energy product prices. Note that the price of crude oil has risen by about 50% from the beginning of the year. While there has been a case for rising crude oil prices due to strong secular worldwide demand, much of the increase may have been due to supply disruptions
from global hot spots.   Thankfully, these are unlikely to continue in the long
term. It should also be noted that prices of non-energy commodities have been essentially unchanged for this year, as measured by the CRB futures commodity price index.

In summary, we think that the increase in inflation due to rising commodity prices is behind us for various reasons. It seems that productivity increases and competitive forces are counter balancing forces to pressure commodity prices. Note, for example, that the CPI rose at an annual rate of 5% during the first six months of this year, but was -.1% in July and .1% in August.

Earnings estimates have shown an upward revision creep all year for the S&P 500 index, with revision to EPS estimates up by about 7% from the beginning of the year. In addition, stock valuations are still reasonable with the S&P 500 selling at 17 times this years EPS estimate of $66.38. (Source Thomson Financial)

The bottom line is that sustainable economic growth, low inflation, and continued positive earnings surprises bode well for a substantial stock price rally for the rest of 2004 and 2005. Stocks are still the only game in town until credit tightening becomes the main priority for the Greenspan Fed. In the meantime, stability in Iraq at any time in the foreseeable future would provide the icing on the cake.

Our Philosophy of investing remains constant, with mid cap growth our primary focus. Our single preoccupation is to identify and invest in companies that are exciting for our times and conform to the models we project for the future. We pick stocks both for investment, as well as achievement of extraordinary returns. However, once again I must emphasize that investors should not expect outsized returns every year or expect our fund to out perform the market every quarter. We believe that our philosophy of picking potential winners and our overall money management strategy will lead to superior long term returns. We hope investors will look at market dips as an opportunity to add Apex to their holding.

We sincerely appreciate our shareholders that have stayed with us through one of the most treacherous bear market in history and thank you for partnering with us in the APEX enterprise.






Suresh L. Bhirud, CFA
Chairman






                    The Apex Mid Cap Growth Fund
        Schedule of Investments report Date July 31st , 2004

       CO.  NAME                         Shares   % MV    Market
                                                          Value
        ABLEAUCTIONS.COM INC *            20000          10,600
TOTAL  ACTIONEERS                                  1.02  10,600

        LOOKSMART LTD *                   20000          35,800
TOTAL  ADVERTISING - PROMOTIONAL                   3.45  35,800

        AUTOBYTEL.COM *                    1000           6,810
TOTAL  AUTO & TRUCK                                0.66   6,810

        TIBCO SOFTWARE *                   1000           7,070
TOTAL  BROADCAST'G/CABLE TV                        0.68   7,070

        TIVO *                             5000          28,250
TOTAL  BROADCASTING                                2.73  28,250

        HAUPPAUGE DIGITAL *                1000           3,260
        M-SYSTEMS FLASH DISK PIONEE *      1000          13,880
        METRICOM *                          100              0
        PALMSOURCE INC *                     61           1,236
        SANDISK *                           500          12,160
        SILICON STORAGE TECH *             1000           6,710
        TRANSACTION SYSTEMS ARC *          1000          17,100
TOTAL  COMPUTER & PERIP.                           5.24  54,346

        BEYOND.COM CORP *                   600              6
        CHINA.COM CORP CLASS A *           4000          24,480
        CITYVIEW CORP *                   10000             800
        FVC.COM *                          3000           2,490
        I2 TECHNOLOGIES *                  1000             750
        INTERNET CAPITAL GROUP INC *       2000          10,500
        MACROVISION CORP *                 1000          21,640
        NETMANAGE INC *                    1000           5,290
        PALMONE INC *                       200           8,044
        REALLNET WORKS *                   3000          16,920
        SONICWALL *                        1000           6,570
        VA LINUX SYSTEMS *                 5000           9,700
        VERTICALNET *                       200             242
TOTAL  COMPUTER SOFTW & SVC                       10.37 107,432

        INTERNET INITIATIVE JAPAN *        5000          16,860
TOTAL  DATA CENTER SERVICES                        1.63  16,860

        EDULINK INC *                     40000              24
TOTAL  DIVERSIFIED CO                              0.00      24

        APPLIED DIGITAL SOLUTIONS *        4000          10,280
        CYANOTECH CORP *                   4000           6,960
        CYTOGEN *                           300           3,642
        IMMUNE RESPONSE *                  2000           1,900
        KERAVISION *                       5000               5
        MAXIM PHARMACEUTICALS *            1000           7,860
        MILLENNIUM PHARMACEUTICAL *         500           5,560
        PRACEIS PHARMACEUTICALS *          1000           2,430
        VERTEX PHARMACEUTICALS *           2000          18,460
        VIVUS INC *                           8              30
TOTAL  DRUG INDUSTRY                               5.51  57,127

        AROTECH CORP *                     5000           6,650
TOTAL  ELECTRICAL EQUIPT.                          0.64   6,650

        ADAPTIVE BROADBAND *               1300              21
        PARADYNE NETWORKS *                1000           4,900
        STOCKERYALE INC COM. *             3000           3,660
        VPGI CORP *                        8500             425
TOTAL  ELECTRONICS                                 0.87   9,006

        DIAMOND HITTS PRODUCTION IN *      9000               1
        LINKTONE *                         3000          33,810
TOTAL  ENTERTAINMENT                               3.26  33,811

        ESAFETYWORLD INC *                  500               0
        TALKPOINT COMMUNICATIONS IN *       200               1
TOTAL  ENVIRONMENTAL                               0.00       1

        DRKOOP.COM INC *                   2000               2
TOTAL  HEALTHCARE INFO SYS                         0.00       2

        ACCLAIM ENTERTAINMENT INC. *       1000             160
TOTAL  HOTEL / GAMING                              0.02     160

        IDENTIX INC. *                     3343          18,019
        VISAGE TECHNOLOGY *                4000          26,240
TOTAL  INDUSTRIAL SERVICES                         4.27  44,259

        IVILLAGE *                         3000          15,510
TOTAL  INFORMATION PORTALS                         1.50  15,510

        CHINA LIFE INSURANCE CO. *         1000          21,870
TOTAL  INSURANCE (LIFE) COMP.                      2.11  21,870

        AMERICA ONLINE LATIN AMERIC *      1000             460
        DSL.NET INC *                     20000           6,000
        INTERNET GOLD-GOLDEN LINES *        500           2,270
        PACIFIC INTERNET *                 6000          46,380
        SATYAM INFOWAY LIMITED *           4000          19,160
TOTAL  INTERNET SERVICE PROVIDER                   7.17  74,270

        CMG INFORMATION SERVICES *        21000          28,980
TOTAL  INVESTMENT CO. (DOM) COMP.                  2.80  28,980

        CAREMATRIX *                        278               1
        TRINITY BIO *                      2000           5,560
TOTAL  MEDICAL SERVICES                            0.54   5,561

        CARDIAC SCIENCE INC. *             3000           5,970
        TRIMEDYNE INC *                   20000          12,000
TOTAL  MEDICAL SUPPLIES                            1.73  17,970

        CORPFIN.COM *                       116              17
        FUTUREMEDIA PLC ADR *             20000          17,400
TOTAL  MISCELLANEOUS                               1.68  17,417

        MORTGAGE.COM *                     4000               0
TOTAL  MORTGAGE BANKERS & L                        0.00       0

        SINA CORPORATION *                 1000          28,340
        SOHU.COM INCORPORATED *            1000          20,720
TOTAL  ONLINE MEDIA                                4.73  49,060

        SIRIUS SATELLITE RADIO INC *      20000          50,200
        XM SATELLITE RADIO HLDGS IN *      2000          52,740
TOTAL  RADIO BROADCASTING                          9.93 102,940

        HOMESTORE.COM *                    3000          10,590
TOTAL  REAL ESTATE INVESTME                        1.02  10,590

        EGGHEAD.COM *                      4260              21
        GSV INC *                           200             110
        LOUDEYE CORP *                    19000          26,600
        TASER INTERNATIONAL INCORPO *       500          15,645
TOTAL  RETAIL SPECIALTY                            4.09  42,376

        E TRADE GROUP *                    1500          16,605
        KNIGHT TRADING GROUP *             2000          17,020
        TRACK DATA CORPORATION *          25000          20,750
TOTAL  SECURITIES BROKERAGE COMP.                  5.25  54,375

        ADVANCED MICRO DEVICES INC. *      1000          12,490
        TRANSMETA CORPORATION *            4000           4,520
TOTAL  SEMICONDUCTOR                               1.64  17,010

        FOCUS ENHANCEMENTS *               5000           6,250
TOTAL  SEMICONDUCTOR CAP EQ                        0.60   6,250

        TOM ONLINE INC. *                  2000          26,840
TOTAL  TELECOM MESSAGING                           2.59  26,840

        ADC TELECOMMUNICATIONS INC. *      5000          12,000
        AIRNET COMMUNICATIONS *            5000           2,350
        CIENA CORP *                        500           1,410
        OCCAM NETWORKS *                   2000             220
        QIAO XING UNIV *                   4000          34,000
TOTAL  TELECOM. EQUIPMENT                          4.82  49,980

        AMERICAN INDEPENDENCE CORP *        122           1,891
        HIGH SPEED ACCESS *                1000              20
        INTERNAP CORP. *                  20000          17,600
        KOREA THRUNET CO LTD. *              25               1
        TELESYSTEM INTL WIRELESS IN *      3000          31,860
        USURF AMERICA INC. *              50000           3,250
TOTAL  TELECOM. SERVICES                           5.27  54,622

       TOTAL COMMON STOCKS                        97.83 1,013,829

       TOTAL INVESTMENTS                         97.83  1,013,829

       OTHER ASSETS (LESS LIABILITIES)            2.17   22,466

       NET ASSETS                               100.00  1,036,295

       NET ASSETS VALUE PER SHARE                         1.51

       OFFERING PRICE PER SHARE                           1.51

See accompanying Notes to Financial Statements

                    THE APEX MID CAP GROWTH FUND
 STATEMENT OF ASSETS AND LIABILITIES For the year ended July 31st ,
                           2004 (Audited)

ASSETS
   Investment Securities at Value
(Identified cost -  $2,565,390) (Note 1)        1,013,829

  Cash                                             15,337
  Due from Broker                                  28,129
  Prepaid Insurance                                   593
  Total Assets                                            $1,057,888

LIABILITIES

    Accrued expenses                             (21,593)
  Total Liabilities                                       ($ 21,593)

    NET ASSETS (Equivalent to $1.51 per share           $  1,036,295
        based on 688,228  shares outstanding)

COMPOSITION OF NET ASSETS:
  Paid in Capital                              $4,022,615
  Distribution in excess of accumulated Net    (1,434,760)
Realized gain (loss)
  Accumulated Net Investment Income                --
  Net Unrealized Appreciation (Depreciation)   (1,551,560)
of Investments
  Total Net Assets                            $ 1,036,295

STATEMENT OF OPERATIONS (AUDITED) FOR THE YEAR ENDED JULY 31st , 2004


INVESTMENT INCOME
  Interest                                                  $    518
  Dividends                                                      706
EXPENSES
  Audit                                        $    4,000
  Fund Accounting                                  11,632
  Transfer Agent                                    5,132
  Shareholder Report                                  760
  Director                                          6,000
  Registration                                      1,384
  Insurance                                           606
  Fund Administration (Note 4)                      2,381
  Custodian                                         6,683
  Investment Advisor (Note 4)                      11,908
  12b-1 Fees (Note 6)                               2,977
 Total Expenses                                             (53,463)
  Expense Reimbursement/ waived by Advisor                   14,289
(Note 4)
  Expense net of Reimbursement/ waiver                      (39,174)
NET INVESTMENT GAIN (LOSS)                                  (37,950)
       REALIZED AND UNREALIZED GAIN (LOSS) ON
                                  INVESTMENTS
  Net Realized Gain (Loss) on Investments                  (239,888)
  Change in Unrealized Appreciation                          54,765
(Depreciation) of Investments
       NET REALIZED/UNREALIZED GAIN (LOSS) ON              (185,123)
                                  INVESTMENTS

NET INCREASE (DECREASE) IN NET ASSETS                      (223,073)
RESULTING FROM OPERATION

           See accompanying Notes to Financial Statements


                    THE APEX MID CAP GROWTH FUND
   STATEMENT OF CHANGES IN NET ASSETS   FOR EACH PERIOD (AUDITED)

                                          For the Year  For the Year
                                                 Ended         Ended
                                         July 31, 2004 July 31, 2003
INCREASE (DECREASE) IN NET ASSETS
  Net Investment Income/ (loss)            $  (37,950)   $  (24,497)
  Net Realized Gain / (loss) on              (239,888)
investment  Securities Sold                                (112,094)
  Net unrealized                                54,765       366,255
appreciation/(depreciation) of
Investments
  Net Increase (Decrease) in Net          $  (223,073)    $  229,664
Assets Resulting from Operations

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Dividend distributions paid                        0             0
  Capital Gains                                      0             0
  Total Distributions                                0             0

CAPITAL SHARE TRANSACTIONS
  Shares Sold                                1,022,803       400,820
  Shares issued in lieu of Cash                      0             0
Distributions
  Cost of shares Redeemed                    (580,930)      (43,484)
  Increase (Decrease) in Net Assets            441,873       357,336
Due to Capital Share Transactions

  TOTAL INCREASE (DECREASE) IN NET             218,800       587,000
ASSETS
  NET ASSETS BEGINNING OF PERIOD               817,495       230,495
  NET ASSETS END OF PERIOD               $   1,036,295       817,495

 FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
                              (AUDITED)

                              For the For the For the  For the For the
                                 Year    Year    Year     Year    Year
                                Ended   Ended   Ended    Ended   Ended
                                 July    July    July     July    July
                                  31,     31,     31,      31,     31,
                                 2004    2003    2002     2001    2000
NET ASSET VALUE, BEGINNING OF   $1.65   $0.79   $1.31    $4.45   $9.30
PERIOD
Income/(Loss) from Investment
Operations:
  Net Investment                (0.02)  (0.09)  (0.15)   (0.15)  (0.14)
Income/(Loss)
  Net Gain/(Loss) on            (0.12)   0.95   (0.37)   (2.48)  (2.28)
Securities (Both Realized and
Unrealized)

  Total from Investment        (0.14)    0.86   (0.52)   (2.63)  (2.42)
Operations

Distributions:
  Dividend Distributions Paid    0.00    0.00    0.00    (0.51)  (2.43)
  Distributions from Capital     0.00    0.00    0.00     0.00    0.00
Gains
  Total Distributions            0.00    0.00    0.00    (0.51)  (2.43)

NET ASSET VALUE, END OF        $ 1.51  $ 1.65  $ 0.79   $ 1.31  $ 4.45
PERIOD
Total Return                  (8.48)% 108.86% (39.69)% (62.36)% (37.21)%
                                                    %
Ratios/Supplemental Data:
  Net Assets, End of Period   $ 1,036   $ 817   $ 230    $ 417  $1,379
(in thousands)
  Ratios to Average Net
Assets:
    Expenses                    3.35%   9.19%  12.42%    7.04%   2.68%
    Net Investment            (3.24)% (8.67)% (12.31)%  (6.72)% (2.37)%
Income/(Loss)
    Effect of
Reimbursements/Waivers on       1.20%   1.20%   1.20%    1.20%   1.19%
Above -   Ratios
    Portfolio Turnover Rate
                              189.97% 128.42% 117.18%  158.17% 355.90%
** Not annualized

See accompanying Notes to Financial Statements

                          THE APEX MID CAP GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS
                   FOR THE YEAR ENDED  JULY 31, 2004 (Audited)

1    SIGNIFICANT ACCOUNTING POLICIES
     Bhirud Funds Inc. (the "Fund") is a diversified open-end management investment company currently consisting of The Apex Mid Cap Growth Fund portfolio (the "Portfolio"). The Fund was incorporated in Maryland on May 27, 1992. Prior to November 4, 1992 (commencement of operations), the Fund had no operations other than the sale of 10,000 shares of stock on August 4, 1992 at a cost of $100,000 to Thomas James MidCap Partners representing the initial capital. The following is a summary of significant accounting policies followed by the Fund:

     SECURITY VALUATION
     Readily marketable portfolio securities listed on the New York Stock Exchange are valued at the last sale price reflected at the close of the regular trading session of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair value. Readily marketable securities not listed on the New York Stock Exchange but listed on other national securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in like manner. Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

     Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Advisor to be over-the-counter but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deem appropriate to reflect their fair value.

     United States Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME
     Security transactions are accounted for on the dates the securities are purchased or sold (the trade dates), with realized gain and loss on investments determined by using specific identification as the cost method. Interest income (including amortization of premium and discount, when appropriate) is recorded as earned. Dividend income and dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

     FEDERAL INCOME TAXES
     The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     CAPITAL LOSS CARRY FORWARDS
     The Fund intends to utilize provisions of the federal income tax laws which allows it to carry a realized capital loss for eight years following the year of loss and offset such losses against any future realized capital gains. At July 31, 2004, the Fund had capital loss carry forward for tax purposes of $ 998,769, of which $442,745 expires in 2009, $204,042 expires in 2010, $112,094 expires in 2011, and $239,888 expires in 2012.

2.   CAPITAL STOCK TRANSACTIONS
     The Articles of Incorporation, dated May 27, 1992, permit the Fund to issue twenty billion shares (par value $0.001). Transactions in shares of common stock for the year ended July 31st , 2004 were as follows:



                        For the Year Ended  For the Year Ended
                              July 31,2004       July 31, 2003
                          Shares    Amount   Shares     Amount
Beginning Balance        494,749 3,612,533   290,089 $3,299,115
Shares Sold              528,246 1,022,803   258,852    400,820
Shares Issued in               0         0        0          0
Reinvestment of
Dividends
Shares Redeemed        (334,767) (580,930)  (54,192)   (43,484)
Reclassification of            0  (24,497)         0   (43,918)
Capital Account
Net Increase            193,479   417,376   204,660    313,418
(Decrease)
Ending Balance          688,228 4,029,909   494,749 $3,612,533


                          THE APEX MID CAP GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS
                   FOR THE YEAR ENDED  JULY 31, 2004 (Audited)

3.   INVESTMENTS
     Purchases and sales of securities for the year ended July 31st , 2004 other than short-term securities, aggregated $2,690,645 and $2,295,406, respectively. The cost of securities is substantially the same for Federal income tax purposes. For Federal income tax purposes:

     Aggregate Cost is $2,565,390.

        Gross Unrealized    Gross Unrealized   Net Unrealized
        Appreciation        Depreciation       Depreciation
        $64,984             $(1,616,544)       $(1,551,560)

4.   INVESTMENT ADVISORY CONTRACT
     The Fund employs Bhirud Associates, Incorporated (the "Advisor") to provide a continuous investment program for the Fund's portfolio, provide all facilities and personnel, including Officers required for its administrative management, and to pay the compensation of all Officers and Directors of the Fund who are affiliated with the Advisor. As compensation for the services rendered and related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and payable monthly, equal to 1.00% of the first $250 million of the average net assets of the Portfolio; 0.75% of the average net assets of the Portfolio between $250 and $500 million; and 0.65% of the average net assets of the Portfolio over $500 million. The Advisor has voluntarily agreed to reimburse the Fund in the event the Fund's expenses exceed certain prescribed limits. During the year ended July 31st , 2004 the Advisor elected to defer the payment of Advisory fees payable in the amount of $ 11,908. The Advisor has voluntarily agreed to waive these fees, considering the small assets of the Fund. The Advisory and Administrative Services Contracts provide that if, in any fiscal year, the aggregate expenses of a Fund, excluding interest, taxes, brokerage and extraordinary expenses, but including the Advisory and Administrative Services fees, exceed the expense limitation of any state in which the Corporation is registered for sale, the Funds may deduct from fees paid to the Advisor and Administrator their proportionate share of such excess expenses to the extent of the fees payable. As a result of the passage of the National Securities Markets Improvement Act of 1996, all state expenses limitations have been eliminated at this time.

     The Fund retained Bhirud Associates, Inc. ("BAI") to act as Administrator for the Fund from November 1, 1994. BAI provided administrative services for the Fund. During the year ended July 31st , 2004 the Administrator elected to defer the payment of Administrative service fees payable in the amount of $2,381.

     From December 1, 1996, the U.S. Bank has been providing custodian services and from February 1st, 1998, fund accounting and transfer agency functions are provided by Mutual Shareholders Services LLC.

5.   ORGANIZATION EXPENSES
     The organizational expense was amortized over the first five years of the Fund's operations and is now zero going forward.

6.   DISTRIBUTION PLAN
     The Fund's Board of Directors has adopted a distribution plan (the "Plan") under Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 thereunder. The Plan provides that the Portfolio may bear certain expenses and costs which in the aggregate are subject to a maximum of 0.25% per annum of the Portfolio's average daily net assets. For the year ended July 31st , 2004, the Fund has incurred distribution costs of $2,796 payable to Bhirud Associates, Inc.

7.   TRANSACTIONS WITH AFFILIATES
     During the year ended July 31st , 2004 the Fund paid $23,643, brokerage commissions to Bhirud Associates, Inc.

8.   RECLASSIFICATION OF CAPITAL ACCOUNTS
     In accordance with generally accepted accounting principals, the Fund recorded reclassifications in the capital accounts. The Fund recorded a permanent book/tax difference of $(37,950) as of July 31, 2004, from undistributed net investment income to paid in capital. These reclassifications have no impact on net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder.




                          The Apex Mid Cap Growth Fund

The line graph below shows how a $10,000 investment in the Fund made on December 23,1992 (the date the fund began to invest in assets other than cash or cash equivalents in accordance with its investment objectives) would have become $3,201 (as of July 31,2004). The line graph shows how this compares to the broad-based Standard & Poor's 500 Index and the Fund's bench mark, the Standard & Poor's MidCap 400 Index, over the same period.


[Graph]


All Fund performance numbers represent past performance numbers, and are no guarantee of future results.



VB&H Certified Public Accounts, LLC
183 Madison Avenue, Suite 204, New York, NY 10016

               Report of Independent Certified Public Accountants'

Shareholders and Board of Directors
Bhirud Funds Inc.


     We have audited the accompanying statements of assets and liabilities of the Apex Mid Cap Growth Fund (a portfolio of Bhirud Funds Inc.), including the portfolio of investments, as of July 31, 2004, and the related statement of operations, the statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the Apex Mid Cap Growth Fund at July 31, 2004, the results of its operations and changes in net assets and financial highlights for the year then ended in conformity with generally accepted accounting principles.


September 22, 2004
New York, New York
                               THE APEX MID CAP GROWTH FUND
                              C/o Bhirud Funds Inc.
                                 SOUNDVIEW PLAZA
                              1266 EAST MAIN STREET
                               STAMFORD, CT  06902
                                 (877) 593-8637

Trustees Information

   The Fund's Board of Trustees has responsibility for the overall management and operations of the Portfolios. Each Trustee oversees Fund and serves until he or she resigns, retires or his or her successor is elected and qualified. Each officer serves until his or her successor is elected and qualified. The following table provides information regarding each Trustee, including those who are not an interested person of the Fund, as defined in the Investment Company Act of 1940.

Name, Address and Age  Position(s), Length    Principal Occupations
                       of Time Served         During Past 5 Years,
                                              Directorship Held

Officers and
Interested Directors

Suresh L. Bhirud, 56   Chairman of the Board  Chairman of the Board
27 Winding Ln.         and Treasurer since    and Treasures;
Darien, CT 06820       August 6,1992          President of Bhirud
                       President since July   Associates, Inc.
                       23, 2002
Harish L. Bhirud, 51   Director since April   Director and Vice-
71 Strawberry Hill     7, 1997                President of Bhirud
Ave., #607             Vice President since   Funds Inc.
Stamford, CT 06902     January 24, 1995       Vice-President-Bhirud
                                              Associates, Inc.
Disinterested
Directors

Timothy M. Fenton,     Director since August  Licensed Realtor with
61                     6, 1992                William Raveis, Since
6 Jackson Dr.                                 August 2002.
Norwalk, CT 06851                             Chairman of Fenton &
                                              Zalenetz Inc., a
                                              direct marketing
                                              consulting firm.

M. John Sterba, Jr.,   Director since August  Chairman of
61                     6,1992                 Investment Management
Investment Mgmt                               Advisors, Inc.
Advisors Inc.
156 Fifth Ave.
New York, NY 10010

Alexander Norman       Director since August  Independent
Crowder, III, 69       6,1992                 Management
159 E Ave., Old Forge                         Consultant, Since
Green                                         1991 and part time
New Canaan, CT 06840                          Chairman of EFI
                                              Actuaries, Inc.


Investment Advisor & DistributorBhirud Associates, Inc.
Administrator                  Bhirud Associates, Inc.
Custodian                      US Bank, N.A.
Legal Counsel                  Sherman & Sterling
Independent Auditors           VB&H CPA, LLC

OTHER ITEMS - PROXY VOTING

     A description of the Company's proxy voting policies and procedures relating to the holdings of the Fund is available, without charge and upon request, by calling 1-877-593 8637, on the Mutual Shareholder Services, LLC website at www.mutualss.com and on the SEC's website at www.sec.gov.



This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Bhirud Funds Inc. Such offering is made only by prospectus, which includes details as to offering price and other material information.

ITEM 2. CODE OF ETHICS
        The registrant has adopted a code of ethics that applies to the regis-trant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

        A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT
        The registrant's Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit comm-ittee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant's level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES
        The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with stat-utory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the perfor-mance of the audit. "Tax services" refer to professional services ren-dered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

        ----------------------------------------------------------------------
                            FYE 7/31/2003   FYE 7/31/2004   # of Hours spent
                                                                 in FYE 2004
        ----------------------------------------------------------------------
        Audit Fees              $ 4,000          $ 4,000             40
        Audit-Related Fees      $     0          $     0              0
        Tax Fees                $     0          $     0              0
        All Other Fees          $     0          $     0              0
        ----------------------------------------------------------------------

        The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal account-ant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

        The following table indicates the non-audit fees billed by the regis-trant's accountant for services to the registrant and to the regis-trant's investment adviser (and any other controlling entity, etc. -not sub-adviser) for the last two years. The Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

        ----------------------------------------------------------------------
        Non-Audit Related Fees            FYE 7/31/2003   FYE 7/31/2004
        ----------------------------------------------------------------------
        Registrant                               $0              $  0
        Registrant's Investment Adviser          $0              $  0
        ----------------------------------------------------------------------

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS
        Not applicable to open-end investment companies.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
        Not applicable to open-end investment companies.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES
        Not applicable to open-end investment companies.


ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
        Not applicable to open-end investment companies.

ITEM 10.CONTROLS AND PROCEDURES

(a) The Registrant's President and Treasurer has concluded that the Regis-trant's disclosure controls and procedures (as defined in Rule 30a-3
        (c) under the Investment Company Act of 1940 (the "Act")) are eff-ective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the Registrant's internal control over fin-ancial reporting (as defined in Rule 30a-3(d) under the Act) that occ-urred during the Registrant's last fiscal year that has material-ly affected, or is reasonably likely to materially affect, the regis-trant's internal control over financial reporting.

ITEM 11.EXHIBITS

(a)     ANY CODE OF ETHICS OR AMENDMENT THERETO.
        Filed herewith.

(b)     CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF
        2002.
        Filed herewith.

(c)     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF
        2002.
        Furnished herewith.


SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bhirud Funds Inc.


By: /s/ Suresh L. Bhirud
        --------------------
        Suresh L. Bhirud
        President and Treasurer

Date: September 30, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Bhirud Funds Inc.


By: /s/ Suresh L. Bhirud
        --------------------
        Suresh L. Bhirud
        President and Treasurer

Date: September 30, 2004


                              Bhirud Funds Inc.
                         EXHIBIT INDEX FOR FORM N-CSR
                           AS FILED ON September 30, 2004



                                 EXHIBIT INDEX

A. Code of Ethics for Principal Executive & Senior Financial
   Officers.....................................................EX.99.CODE ETH

B. Certification....................................................EX.99.CERT

C. Certification pursuant to Section 906
   of the Sarbanes-Oxley Act....................................EX.99.906.CERT